Accrued Expenses - Components of Accrued Expenses (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accrued Expenses [Line Items]
Other accrued expenses	$ 65.3	$ 72.5
Employee-related accruals	58.9	75.0
Accrued interest	22.6	38.4
Income taxes payable	10.3	20.5
Non-income taxes payable	20.9	19.9
Interest rate swap arrangements		12.3
Deferred income taxes	8.5	8.0
Cost reduction-related accruals	15.6	6.0
Total accrued expenses	$ 202.1	$ 252.6